FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report                 August 2, 2002
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                         CardioTech International, Inc.
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             (Exact name of Registrant as specified in its charter)


          Massachusetts                    0-28034               04-3186647
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(State or other jurisdiction of     (Commission File No.)      (IRS Employer
       incorporation)                                        Identification No.)


              78 E Olympia Avenue, Woburn, Massachusetts          01801
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             (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code        (781) 933-4772
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item  4.          Change  in  Registrant's  Certifying  Accountants.
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On  August  2,  2002,  the Company appointed, with the approval of the Company's
Audit Committee and Board of Directors, the firm of Ernst & Young LLP as its independent accountants.


Item  7.  Financial  Statements  and  Exhibits.
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a.)       Exhibits.

          None


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CardioTech International, Inc.



                              By:  /s/  Michael Szycher
                                   ---------------------
                                   Michael Szycher, PhD
                                   Chairman and CEO

     Date:  August 2, 2002
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